UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2014

FIRST AMERICAN FINANCIAL CORPORATION

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-34580	26-1911571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First American Way, Santa Ana, California		92707-5913
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (714) 250-3000

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 10, 2014, First American Financial Corporation, a Delaware corporation (the “Company”), issued $300.0 million aggregate principal amount of its 4.600% Senior Notes due 2024 (the “Notes”). The Notes were offered by the Company in a public offering and registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-186166) filed with the Securities and Exchange Commission on January 24, 2013 (the “Registration Statement”), including a prospectus relating to the Company’s debt securities dated January 24, 2013, a preliminary prospectus supplement dated November 5, 2014 and a final prospectus supplement dated November 5, 2014.

The Company entered into an underwriting agreement, dated November 5, 2014 (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Goldman, Sachs & Co. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named in the Underwriting Agreement (the “Underwriters”), relating to the offering, issuance and sale of the Notes. The Underwriting Agreement contains customary terms, conditions, representations and warranties and indemnification provisions. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1, and incorporated herein by reference.

The Notes were issued pursuant to an Indenture, dated as of January 24, 2013 (the “Base Indenture”), between the Company and U.S. Bank National Association, as Trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of November 10, 2014 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. Capitalized terms used in this current report and not defined herein have the meanings ascribed to them in the Indenture.

Interest on the Notes is payable semi-annually on May 15 and November 15 of each year, commencing on May 15, 2015. The Notes mature on November 15, 2024.

The Notes are subject to redemption upon not less than 20 days’ notice by mail, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of:

•	100% of the principal amount of the Notes then outstanding to be redeemed; or

•	the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of the interest accrued to the date of redemption) computed by discounting such payments to the redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at a rate equal to the sum of 35 basis points plus the Adjusted Treasury Rate on the third business day prior to the redemption date, as calculated by an Independent Investment Banker;

plus, in each case, unpaid interest that has accrued to, but excluding, the date of redemption (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

The Indenture contains customary terms and covenants, including covenants that limit, among other things, the ability of (i) the Company and its Covered Subsidiaries to incur indebtedness secured by a lien on voting stock of any Covered Subsidiary unless the Notes then outstanding are secured by such lien equally and ratably with (or prior to) such indebtedness and (ii) the Company to consolidate with or merge into any other entity or convey, transfer or lease all or substantially all of the Company’s assets to another entity. Under certain events of default, including, without limitation, failure to pay when due any principal amount or certain cross defaults to other instruments, either the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes may declare the principal amount of the Notes to be due and payable immediately. In the case of certain events of bankruptcy or insolvency of the Company or any Significant Subsidiary, the principal amount of the Notes will be automatically due and payable immediately.

The Notes are the Company’s general senior unsecured obligations, are not guaranteed by any of the Company’s subsidiaries, rank equally in right of payment with the Company’s existing and future senior unsecured indebtedness and are effectively subordinated to all liabilities of the Company’s subsidiaries and to all of the Company’s secured indebtedness to the extent of the value of the collateral securing such indebtedness.

The foregoing description of the issuance and sale of the Notes and the terms thereof does not purport to be complete and is qualified in its entirety by reference to the Base Indenture and the Second Supplemental Indenture attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference. The form of Note, which is included as part of the Second Supplemental Indenture, is attached hereto as Exhibit 4.3 and incorporated herein by reference.

The Company intends to use the net proceeds from the offering of the Notes for general corporate purposes. In addition, in anticipation of the receipt of the net proceeds from the offering of the Notes, the Company recently repaid all borrowings outstanding under its revolving credit facility.

The Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings with the Company or its affiliates. They have received, and may in the future receive, customary fees and commissions for these transactions. In particular, J.P. Morgan Securities LLC, U.S. Bank National Association, an affiliate of U.S. Bancorp Investments, Inc., and Wells Fargo Securities, LLC each acted as a joint lead arranger and joint bookrunner under the Company’s revolving credit facility. In addition, JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities LLC, is the administrative agent and a lender under the Company’s revolving credit facility and U.S. Bank National Association, Wells Fargo Bank, National Association, an affiliate of Wells Fargo Securities, LLC, and affiliates of other Underwriters are lenders thereunder. In anticipation of the receipt of the net proceeds from the offering of the Notes, the Company recently repaid all borrowings outstanding under its revolving credit facility. Affiliates of each of J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC and affiliates of certain other Underwriters received a portion of such repayment as lenders thereunder.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 8.01.	Other Events.

On November 10, 2014, the Company issued a press release announcing the closing of its offering of the Notes, as described above under Item 1.01 of this current report. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with the offering of the Notes, McGuireWoods LLP delivered a legal opinion with respect to the validity of the Notes, which opinion is filed as Exhibit 5.1 hereto and is incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 5, 2014, among the Company and J.P. Morgan Securities LLC, Goldman, Sachs & Co. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of January 24, 2013, between the Company and U.S. Bank National Association, as Trustee (the “Trustee”). (Incorporated by reference to Exhibit 4.1 to the Company’s Form S-3ASR filed with the Securities and Exchange Commission on January 24, 2013).

4.2	Second Supplemental Indenture, dated as of November 10, 2014, between the Company and the Trustee.

4.3	Form of Note (included in Exhibit 4.2).

5.1	Opinion of McGuireWoods LLP relating to the validity of the Notes.

23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1).

99.1	Press Release, dated November 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AMERICAN FINANCIAL CORPORATION

Date: November 10, 2014	By:	/s/ Mark E. Seaton
	Name:	Mark E. Seaton
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 5, 2014, among the Company and J.P. Morgan Securities LLC, Goldman, Sachs & Co. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of January 24, 2013, between the Company and U.S. Bank National Association, as Trustee (the “Trustee”). (Incorporated by reference to Exhibit 4.1 to the Company’s Form S-3ASR filed with the Securities and Exchange Commission on January 24, 2013).

4.2	Second Supplemental Indenture, dated as of November 10, 2014, between the Company and the Trustee.

4.3	Form of Note (included in Exhibit 4.2).

5.1	Opinion of McGuireWoods LLP relating to the validity of the Notes.

23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1).

99.1	Press Release, dated November 10, 2014.